               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                                    UST CORP.
                       AFFILIATED COMMUNITY BANCORP, INC.
                            FIRESTONE FINANCIAL CORP.
                              SOMERSET SAVINGS BANK

              UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

                               September 30, 1997

      The following Unaudited Pro Forma Condensed Combining Balance Sheet presents the combined financial position of UST Corp. and Subsidiaries ("UST") and Somerset Savings Bank ("Somerset) as of September 30, 1997, assuming the Merger had occurred as of September 30, 1997. The Unaudited Pro Forma Condensed Combining Balance Sheet also gives effect to the acquisition of Firestone Financial Corp. ("Firestone") completed on October 15, 1997 and the pending acquisition of Affiliated Community Bancorp, Inc. ("AFCB") pursuant to an agreement entered into on December 15, 1997.

      The accompanying pro forma information is based on historical balance sheet data of UST, Firestone, Somerset and AFCB as of September 30, 1997, giving effect to the completed merger of UST and Firestone and the proposed mergers of UST with Somerset and AFCB under the pooling of interests method of accounting.

      The Unaudited Pro Forma Condensed Combining Balance Sheet should be read in conjunction with the Unaudited Pro Forma Condensed Combined Statements of Income appearing elsewhere in this Current Report on Form 8-K and the historical financial statements and notes thereto of UST, Firestone, Somerset and AFCB which are included in this Current Report on Form 8-K. The Unaudited Pro Forma Condensed Combining Balance Sheet is presented for informational purposes only and is not necessarily indicative of the combined financial position that would have occurred if the mergers of UST, Firestone, Somerset and AFCB had been consummated on September 30, 1997 or at the beginning of the periods indicated or which may be obtained in the future.

                                    UST CORP.
                       AFFILIATED COMMUNITY BANCORP, INC.
                            FIRESTONE FINANCIAL CORP.
                              SOMERSET SAVINGS BANK
              UNAUDITED PRO FORMA CONDENSED COMBINING BALANCE SHEET

                               September 30, 1997

                                                                          Pro Forma                             Pro Forma     Pro
                                               Historical                Adjustments  Pro Forma                Adjustments   Forma
                                -------------------------------------
                                   UST         Firestone    Somerset    (Notes 1 & 2)  Combined       AFCB    (Notes 1 & 2) Combined
                                ----------    -----------  ----------   ------------- ---------   ----------  ------------- --------
(in thousands)
ASSETS
Cash, due from banks
 and interest
 bearing deposits               $   92,171    $     21     $   7,704    $   (8,500)    $ 91,396   $  15,979   $  (12,000)  $  95,375
Excess funds sold                  129,731                     1,155                    130,886       4,584                  135,470
Securities
  Available-for-sale               712,415                                              712,415      204,277                 916,692
  Held to maturity                                            92,909                     92,909      177,168                 270,077
Loans, net of reserve
 for possible loan losses        2,587,498      83,633       389,526                  3,060,657      699,554               3,760,211
Premises, furniture
 and equipment                      64,258         114        12,668                     77,040        8,790                  85,830
Intangible assets, net              59,634                                               59,634                               59,634
Other real estate owned              1,106         104         7,240                      8,450            1                   8,451
Other assets                        44,036       1,228         9,137                     54,401       18,226                  72,627
                                ----------    --------    ----------    ----------   ----------   ----------  ----------  ----------
 Total assets                   $3,690,849    $ 85,100    $  520,339    $   (8,500)  $4,287,788   $1,128,579  $  (12,000) $5,404,367
                                ==========    ========    ==========    ==========   ==========   ==========  ==========  ==========

LIABILITIES AND
 STOCKHOLDERS'
 INVESTMENT
Deposits:
Noninterest bearing             $ 618,862     $           $   22,697    $              $641,559   $  46,682               $  688,241

Interest bearing:
 NOW accounts                       42,268                    27,089                     69,357      56,513                  125,870
 Regular savings                   662,295                    68,779                    731,074     123,475                  854,549
 Money market                      628,746                    48,555                    677,301      74,877                  752,178
 Time deposits                     911,756                   290,693                  1,202,449     403,887                1,606,336
                                ----------    --------    ----------    ----------   ----------   ----------  ----------  ----------
  Total deposits                 2,863,927                   457,813                  3,321,740     705,434                4,027,174
Short-term borrowings              427,782      65,439         3,100                    496,321     260,073                  756,394
Other borrowings                    18,063                    20,447                     38,510      46,057                   84,567
Other liabilities                   66,743       5,371    $    4,646        (2,200)      74,560       6,857  $  (3,300)       78,117
                                ----------    --------    ----------    ----------   ----------   ----------  ----------  ----------
 Total liabilities               3,376,515      70,810       486,006        (2,200)   3,931,131   1,018,421     (3,300)    4,946,252
Stockholders' investment:
Common Stock
 UST                                17,832                                   2,715       20,547                  5,722        26,269
 AFCB                                                                                                     67        (67)
 Firestone                                          20                         (20)
 Somerset                                                     16,652       (16,652)
 Additional paid-in capital        116,087       1,231        18,637        13,957      149,912      50,040     (9,057)      190,895
 Retained earnings (deficit)       179,767      13,039          (956)       (6,300)     185,550      64,055     (8,700)      240,905
 Unrealized gain on
  securities held as
  available-for-sale                   245                                                  245        506                       751
 Treasury stock, at cost                                                                            (3,402)      3,402
 Deferred compensation
  and other                            403                                                  403     (1,108)                    (705)
                                ----------    --------    ----------    ----------   ----------   ----------  ----------  ----------
   Total stockholders'
   investment                      314,334      14,290        34,333        (6,300)     356,657     110,158     (8,700)     458,115
                                ----------    --------    ----------    ----------   ----------   ----------  ----------  ----------
   Total liabilities and
   stockholders' investment     $3,690,849    $ 85,100    $  520,339     $  (8,500)  $4,287,788  $1,128,579  $ (12,000)   $5,404,367
                                ==========    ========    ==========    ==========   ==========  ==========  ==========   ==========

 See accompanying notes to unaudited pro forma condensed financial information.

               UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

                                    UST CORP.
                       AFFILIATED COMMUNITY BANCORP, INC.
                            FIRESTONE FINANCIAL CORP.
                              SOMERSET SAVINGS BANK

           UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME


      The following Unaudited Pro Forma Condensed Combined Statements of Income give effect to UST's proposed acquisition of Somerset by combining the results of operations of UST for the nine month periods ended September 30, 1997 and 1996, and for each of the three years ended December 31, 1996 (pro forma including Walden Bancorp, Inc. ("Walden") acquired on January 3, 1997 as a pooling of interests as if the acquisition had occurred on January 1,
1994) with the results of operations of Firestone (acquired on October 15, 1997 as a pooling of interests) and Somerset for the nine month periods ended September 30, 1997 and 1996 and for each of the three years ended December
31, 1997 on a pooling of interests basis, assuming the acquisitions had occurred on January 1, 1994. Also presented are the Unaudited Pro Forma Condensed Combined Statements of Income of UST (pro forma including Walden), Firestone, Somerset and AFCB for the same periods. Income per common share and weighted average shares outstanding are based on the exchange ratios specified in the respective Affiliation Agreements. The Unaudited Pro Forma Condensed Combined Statements of Income should be read in conjunction with the Unaudited Pro Forma Condensed Combining Balance Sheet appearing elsewhere in this Current Report on Form 8-K and the historical financial statements and notes thereto of UST, Somerset, Firestone and AFCB which are included in this Current Report on Form 8-K. The Unaudited Pro Forma Condensed Combined Statements of Income are presented for information purposes only and are not necessarily indicative of the combined results of operations that would have occurred if UST's acquisitions of Somerset, Firestone and AFB had been consummated on September 30, 1997 or at the beginning of the periods indicated or which may be obtained in the future.

                                         UST CORP.
                                FIRESTONE FINANCIAL CORP.
                                 SOMERSET SAVINGS BANK
                            AFFILIATED COMMUNITY BANCORP, INC.

                         PRO FORMA COMBINED STATEMENTS OF INCOME

                                                                       NINE MONTHS ENDED SEPTEMBER 30, 1997
                                                       ---------------------------------------------------------------------

                                                          UST      FIRESTONE    SOMERSET    COMBINED      AFCB     COMBINED
                                                       ----------  ----------  -----------  ---------  ----------  ---------

(In thousands, except per share data)

Interest income:
 Interest and fees on loans and leases................  $ 165,324   $   8,199    $ 26,753  $  200,276  $  41,879  $  242,155
 Interest and dividends on securities.................     34,386                   4,463      38,849     18,242      57,091
 Interest on excess funds and other...................      3,728                     135       3,863        162       4,025
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest income...............................    203,438       8,199      31,351     242,988     60,283     303,271
                                                       ----------  -----------  ---------  ----------  ---------  ----------

Interest expense:
 Interest on deposits.................................     61,485                  15,353      76,838     20,847      97,685
 Interest on borrowed funds...........................     16,976       3,637       1,218      21,831     13,067      34,898
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest expense..............................     78,461       3,637      16,571      98,669     33,914     132,583
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income.................................     124,977       4,562      14,780     144,319     26,369     170,688
Provision for possible loan losses...................         600                     900       1,500        700       2,200
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income after provision for possible
  loan losses........................................     124,377       4,562      13,880     142,819     25,669     168,488
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest income:
 Asset management fees...............................       9,600                               9,600                  9,600
 Fees and charges....................................      11,047                     479      11,526      1,170      12,696
 Securities gains (losses), net......................      (1,151)                            (1,151)         97      (1,054)
 Gain on sale of assets..............................       1,804                     194       1,998         85       2,083
 Other...............................................       5,611         947         331       6,889        106       6,995
                                                       ----------  -----------  ---------  ----------  ---------  ----------

  Total noninterest income..........................       26,911         947       1,004      28,862      1,458      30,320
                                                       ----------  -----------  ---------  ----------  ---------  ----------

Noninterest expense:
 Salary and employee benefits........................      53,128       1,983       5,237      60,348      7,783      68,131
 Occupancy and equipment.............................      14,661         270       1,194      16,125      1,708      17,833
 Restructuring charges...............................      11,752                              11,752                 11,752
 Merger related charges..............................       3,082         714                   3,796                  3,796
 Foreclosed and workout expense......................         315                   1,411       1,726       (141)      1,585
 Deposit insurance assessment........................         687                     673       1,360        198       1,558
 Other...............................................      33,389         736       2,842      36,967      3,498      40,465
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest expense..........................     117,014       3,703      11,357     132,074     13,046     145,120
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income before taxes..................................      34,274       1,806       3,527      39,607     14,081      53,688
 Income tax expense (benefit)........................      14,859         948        (918)     14,889      5,253      20,142
                                                       ----------  -----------  ---------  ----------  ---------  ----------
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income...........................................  $   19,415   $     858   $   4,445  $   24,718  $   8,828  $   33,546
                                                       ----------  -----------  ---------  ----------  ---------  ----------
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income per share.................................  $     0.67   $    0.43   $    0.26  $     0.74  $    1.32  $     0.79
Weighted average number of common shares
  outstanding........................................      28,855       2,000      16,878      33,242      6,679      42,659

    See accompanying Notes to Unaudited Pro Forma Condensed Financial
Information.

                                         UST CORP.
                                FIRESTONE FINANCIAL CORP.
                                 SOMERSET SAVINGS BANK
                            AFFILIATED COMMUNITY BANCORP, INC.

                         PRO FORMA COMBINED STATEMENTS OF INCOME

                                                                       NINE MONTHS ENDED SEPTEMBER 30, 1996
                                                       ---------------------------------------------------------------------

                                                          UST      FIRESTONE    SOMERSET    COMBINED      AFCB     COMBINED
                                                       ----------  ----------  -----------  ---------  ----------  ---------

(In thousands, except per share data)

Interest income:
 Interest and fees on loans and leases...............  $  128,979   $   8,287   $  26,596  $  163,862  $  35,586  $  199,448
 Interest and dividends on securities................      40,792                   3,580      44,372     16,617      60,989
 Interest on excess funds and other..................         440                     257         697        200         897
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest income..............................     170,211       8,287      30,433     208,931     52,403     261,334
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Interest expense:
 Interest on deposits................................      53,123                  15,155      68,278     18,988      87,266
 Interest on borrowed funds..........................      18,128       3,850       1,528      23,506     10,389      33,895
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest expense.............................      71,251       3,850      16,683      91,784     29,377     121,161
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income.................................      98,960       4,437      13,750     117,147     23,026     140,173
 Provision for possible loan losses..................     (17,674)        144         900     (16,630)       405     (16,225)
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income after provision for possible
  loan losses........................................     116,634       4,293      12,850     133,777     22,621     156,398
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest income:
 Asset management fees...............................       9,807                               9,807                  9,807
 Fees and charges....................................       7,961                     434       8,395       1,135      9,530
 Securities gains (losses), net......................       1,450                               1,450                  1,450
 Gain on sale of assets..............................          16                      25          41         86         127
 Other...............................................       5,127         751         288       6,166         38       6,204
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest income...........................      24,361         751         747      25,859      1,259      27,118
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest expense:
 Salary and employee benefits........................      44,545       1,893       5,154      51,592      6,863      58,455
 Occupancy and equipment.............................      11,593         230       1,151      12,974      1,562      14,536
 Foreclosed and workout expense......................       1,517                   2,116       3,633        164       3,797
 Deposit insurance assessment........................       4,292                     776       5,068      2,707       7,775
 Other...............................................      21,437         644       2,838      24,919      3,494      28,413
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest expense..........................      83,384       2,767      12,035      98,186     14,790     112,976
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income before taxes..................................      57,611       2,277       1,562      61,450      9,090      70,540
 Income tax expense (benefit)........................      22,457         919        (440)     22,936      3,266      26,202
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income...........................................  $   35,154   $   1,358   $   2,002  $   38,514  $   5,824  $   44,338
                                                       ----------  -----------  ---------  ----------  ---------  ----------
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income per share.................................  $     1.24   $    0.68   $    0.12  $     1.18  $    0.90  $     1.06
Weighted average number of common shares
  outstanding........................................      28,396       2,000      16,652      32,740      6,496      41,899

    See accompanying Notes to Unaudited Pro Forma Condensed Financial
Information.

                                    UST CORP.

                            FIRESTONE FINANCIAL CORP.
                              SOMERSET SAVINGS BANK
                       AFFILIATED COMMUNITY BANCORP, INC.

                    PRO FORMA COMBINED STATEMENTS OF INCOME

                                                                                  YEAR ENDED DECEMBER 31, 1996
                                                                                --------------------------------
                                                          UST      FIRESTONE    SOMERSET    COMBINED      AFCB     COMBINED
                                                       ----------  ----------  -----------  ---------  ----------  ---------

(In thousands, except per share data)

Interest income:
 Interest and fees on loans and leases...............  $  176,897   $  10,904   $  35,521  $  223,322  $  48,661  $  271,983
 Interest and dividends on securities................      53,188                   5,034      58,222     22,415      80,637
 Interest on excess funds and other..................       2,223                     303       2,526        265       2,791
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest income..............................     232,308      10,904      40,858     284,070     71,341     355,411
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Interest expense:
 Interest on deposits................................      71,625                  20,202      91,827     25,775     117,602
 Interest on borrowed funds..........................      25,428       5,074       2,126      32,628     14,289      46,917
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest expense.............................      97,053       5,074      22,328     124,455     40,064     164,519
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income.................................     135,255       5,830      18,530     159,615     31,277     190,892
Provision for possible loan losses...................     (17,300)                  1,200     (16,100)       605     (15,495)
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income after provision for possible
  loan losses........................................     152,555       5,830      17,330     175,715     30,672     206,387
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest income:
 Asset management fees...............................      12,947                              12,947                 12,947
 Fees and charges....................................      11,020                     587      11,607      1,540      13,147
 Securities gains (losses), net......................       1,179                               1,179        (47)      1,132
 Gain on sale of bank subsidiary.....................       6,806                               6,806                  6,806
 Gain on sale of assets..............................           2                      43          45         76         121
 Other...............................................       6,871       1,116         427       8,414         69       8,483
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest income...........................      38,825       1,116       1,057      40,998      1,638      42,636
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest expense:
 Salary and employee benefits........................      62,056       2,523       6,869      71,448      9,054      80,502
 Occupancy and equipment.............................      15,877         264       1,536      17,677      2,086      19,763
 Foreclosed and workout expense......................       1,687                   2,728       4,415        129       4,544
 Deposit insurance assessment........................       3,959                   1,040       4,999      2,860       7,859
 Acquisition related expenses........................       5,933                               5,933                  5,933
 Other...............................................      31,426         943       3,841      36,210      4,837      41,047
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest expense..........................     120,938       3,730      16,014     140,682     18,966     159,648
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income before taxes..................................      70,442       3,216       2,373      76,031     13,344      89,375
 Income tax expense (benefit)........................      27,261       1,120        (440)     27,941      4,821      32,762
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income...........................................  $   43,181   $   2,096   $   2,813  $   48,090  $   8,523  $   56,613
                                                       ----------  -----------  ---------  ----------  ---------  ----------
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income per share.................................  $     1.52   $    1.05   $    0.17  $     1.47  $    1.31  $     1.35
Weighted average number of common shares
  outstanding........................................      28,396       2,000      16,652      32,740      6,510      41,919

    See accompanying Notes to Unaudited Pro Forma Condensed Financial
Information.

                                    UST CORP.
                            FIRESTONE FINANCIAL CORP.
                              SOMERSET SAVINGS BANK
                       AFFILIATED COMMUNITY BANCORP, INC.

                    PRO FORMA COMBINED STATEMENTS OF INCOME

                                                                                  YEAR ENDED DECEMBER 31, 1995
                                                                                --------------------------------
                                                           UST     FIRESTONE    SOMERSET    COMBINED      AFCB     COMBINED
                                                       ----------  ----------  -----------  ---------  ----------  ---------

(In thousands, except per share data)

Interest income:
 Interest and fees on loans and leases...............  $  172,480   $  10,296   $  36,350  $  219,126  $  41,924  $  261,050
 Interest and dividends on securities................      42,503                   3,844      46,347     18,598      64,945
 Interest on excess funds and other..................       3,939                     242       4,181        474       4,655
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest income..............................     218,922      10,296      40,436     269,654     60,996     330,650
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Interest expense:
 Interest on deposits................................      69,381                  18,932      88,313     22,878     111,191
 Interest on borrowed funds..........................      16,181       5,070       3,841      25,092     10,346      35,438
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest expense.............................      85,562       5,070      22,773     113,405     33,224     146,629
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income.................................     133,360       5,226      17,663     156,249     27,772     184,021
Provision for possible loan losses...................      14,115         280       1,200      15,595        325      15,920
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income after provision for possible
  loan losses........................................     119,245       4,946      16,463     140,654     27,447     168,101
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest income:
 Asset management fees...............................      13,581                              13,581                 13,581
 Fees and charges....................................      11,278                     587      11,865      1,553      13,418
 Securities gains (losses), net......................       2,395                               2,395         33       2,428
 Gain on sale of assets..............................         157                      54         211         16         227
 Other...............................................       6,943         939         415       8,297         91       8,388
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest income...........................      34,354         939       1,056      36,349      1,693      38,042
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest expense:
 Salary and employee benefits........................      57,425       2,394       6,476      66,295      8,587      74,882
 Occupancy and equipment.............................      15,471         287       1,535      17,293      1,994      19,287
 Foreclosed and workout expense......................       5,972                   4,641      10,613       (107)     10,506
 Deposit insurance assessment........................       4,051                   1,189       5,240      1,006       6,246
 Other...............................................      31,557         964       3,600      36,121      6,754      42,875
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest expense..........................     114,476       3,645      17,441     135,562     18,234     153,796
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income before taxes..................................      39,123       2,240          78      41,441     10,906      52,347
 Income tax expense (benefit)........................      14,866         668      (1,000)     14,534      5,199      19,733
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income before accretion of purchase discount.........      24,257       1,572       1,078      26,907      5,707      32,614

Accretion of purchase discount.......................                   1,224                   1,224                  1,224
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Net income...........................................  $   24,257   $   2,796   $   1,078  $   28,131  $   5,707  $   33,838
                                                       ----------  -----------  ---------  ----------  ---------  ----------
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income per share before accretion of purchase
  discount...........................................  $     0.86   $    0.79   $    0.06  $     0.83  $    0.85  $     0.78
Net income per share.................................  $     0.86   $    1.40   $    0.06  $     0.86  $    0.85  $     0.81
Weighted average number of common shares
  outstanding........................................      28,237       2,000      16,652      32,581      6,683      42,004

                                    UST CORP.
                            FIRESTONE FINANCIAL CORP.
                              SOMERSET SAVINGS BANK
                       AFFILIATED COMMUNITY BANCORP, INC.

                    PRO FORMA COMBINED STATEMENTS OF INCOME

                                                                                        YEAR ENDED DECEMBER 31, 1994
                                                                                --------------------------------------------

                                                          UST       FIRESTONE    SOMERSET    COMBINED      AFCB     COMBINED
                                                       ----------  ----------  -----------  ---------  ----------  ---------

(In thousands, except per share data)

Interest income:
 Interest and fees on loans and leases...............  $  146,263   $   8,571   $  34,326  $  189,160  $  33,150  $  222,310
 Interest and dividends on securities................      43,643                   3,109      46,752     13,752      60,504
 Interest on excess funds and other..................       2,717                      61       2,778        469       3,247
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest income..............................     192,623       8,571      37,496     238,690     47,371     286,061
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Interest expense:
 Interest on deposits................................      52,944                  16,325      69,269     17,762      87,031
 Interest on borrowed funds..........................      11,887       3,867       2,818      18,572      5,130      23,702
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total interest expense.............................      64,831       3,867      19,143      87,841     22,892     110,733
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income.................................     127,792       4,704      18,353     150,849     24,479     175,328
Provision for possible loan losses...................      25,481         193       1,800      27,474        550      28,024
                                                       ----------  -----------  ---------  ----------  ---------  ----------
 Net interest income after provision for possible
  loan losses........................................     102,311       4,511      16,553     123,375     23,929     147,304
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest income:
 Asset management fees...............................      14,419                              14,419                 14,419
 Fees and charges....................................      12,084                     609      12,693      1,595      14,288
 Securities gains (losses), net......................       1,215                               1,215       (420)        795
 Gain on sale of assets..............................         337                     (32)        305         92         397
 Other...............................................       5,992         929         378       7,299         81       7,380
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest income...........................      34,047         929         955      35,931      1,348      37,279
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Noninterest expense:
 Salary and employee benefits........................      55,157       2,166       6,085      63,408      7,930      71,338
 Occupancy and equipment.............................      15,342         166       1,613      17,121      1,772      18,893
 Foreclosed and workout expense......................       9,202                  13,384      22,586       (124)     22,462
 Deposit insurance assessment........................       6,382                   1,296       7,678      1,251       8,929
 Other...............................................      29,095       1,195       3,466      33,756      4,616      38,372
                                                       ----------  -----------  ---------  ----------  ---------  ----------
  Total noninterest expense..........................     115,178       3,527      25,844     144,549     15,445     159,994
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income (loss) before taxes...........................      21,180       1,913      (8,336)     14,757      9,832      24,589
 Income tax expense (benefit)........................       6,946         786           7       7,739      2,806      10,545
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income (loss) before accretion of purchase
  discount...........................................      14,234       1,127      (8,343)      7,018      7,026      14,044
Accretion of purchase discount.......................                   1,912                   1,912                  1,912
                                                       ----------  -----------  ---------  ----------  ---------  ----------

Net income (loss)....................................  $   14,234   $    3,039   $ (8,343)  $   8,930  $   7,026  $   15,956
                                                       ----------  -----------  ---------  ----------  ---------  ----------
                                                       ----------  -----------  ---------  ----------  ---------  ----------
Income (loss) per share before accretion of purchase
  discount...........................................  $     0.51  $      0.56     ($0.50)  $    0.22  $    1.06  $     0.34
Net income per share.................................  $     0.51  $      1.52     ($0.50)  $    0.28  $    1.06  $     0.38
Weighted average number of common shares
  outstanding........................................      27,829        2,000     16,652      32,173      6,633      41,525

    See accompanying Notes to Unaudited Pro Forma Condensed Financial
Information.

                          NOTES TO UNAUDITED PRO FORMA
                         CONDENSED FINANCIAL INFORMATION

NOTE 1:

      It is contemplated that the pending acquisitions will be accounted for as poolings of interests. Accordingly, pro forma financial information assumes that the transactions were consummated as of the beginning of each of the periods indicated herein. Certain reclassifications have been made to the accounts of Firestone, Somerset and AFCB in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet and Unaudited Pro Forma Condensed Combined Statements of Income to conform to UST presentation. Pro forma results of operations do not reflect recurring items of income and expense resulting directly from the proposed mergers. In addition, the accompanying Unaudited Pro Forma Condensed Combined Statements of Income do not include the $1.2 million and $1.9 million accretion of purchase discount in 1995 and 1994, respectively, resulting from the purchase of Firestone from the FDIC in 1992. The fair value of Firestone's assets exceeded the purchase price by $5.7 million and was accreted into income over a thirty-six month period ending in 1995 and was non-taxable.

      The effect of an estimated one-time charge of $5.3 million ($7.5 million pre-tax), to be taken by UST in connection with the Somerset acquisition has been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet as a reduction in cash and retained earnings, net of a 40% tax benefit of $2.2 million recorded in other liabilities after excluding $2.1 million of nondeductible expense.

      The effect of an estimated one-time charge of $8.7 million ($12.0 million pre-tax), to be taken by UST in connection with the AFCB acquisition has been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet as a reduction in cash and retained earnings, net of a 40% tax benefit of $3.3 million recorded in other liabilities after excluding $3.8 million of nondeductible expense.

      The effect of a one-time nondeductible charge of $1.0 million recorded by UST and Firestone in connection with the Firestone acquisition has been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet as a reduction in cash and retained earnings.

      These charges have not been reflected in the Unaudited Pro Forma Condensed Combined Statements of Income since they are nonrecurring. The pro forma financial information does not give effect to any cost savings in connection with the pending acquisitions.

NOTE 2:

SOMERSET

      The pro forma Stockholders' investment accounts of UST and Somerset have been adjusted in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet to reflect the issuance of shares of UST Common Stock in exchange for all of the outstanding shares of Somerset Common Stock. The number of shares of UST Common Stock to be issued pursuant to the acquisition of Somerset is based upon the number of Somerset shares outstanding as of

                          NOTES TO UNAUDITED PRO FORMA
                   CONDENSED FINANCIAL INFORMATION (Continued)

September 30, 1997, and the exchange ratio of 0.19 shares of UST Common
Stock for each share of Somerset Common Stock as specified in the Affiliation Agreement. The excess of the par value of the Common Stock of Somerset to be acquired over the par value of the UST Common Stock to be issued has been credited to Additional paid-in-capital.

FIRESTONE AND AFCB

      The pro forma Stockholders' investment accounts of UST, as adjusted for Somerset, have been further adjusted to reflect the issuance of shares of UST Common Stock in exchange for all of the outstanding shares of Firestone and AFCB Common Stock.

      The number of shares of UST Common Stock issued pursuant to the acquisition of Firestone is based upon the number of Firestone shares outstanding as of September 30, 1997, and the exchange ratio of 0.59 shares of UST Common Stock for each share of Firestone Common Stock. The excess of the par value of the UST Common Stock issued over the par value of the Firestone
Common Stock to be acquired has been charged to Additional paid-in-capital.

      The number of shares of UST Common Stock to be issued pursuant to the acquisition of AFCB is based upon the number of AFCB shares outstanding as of September 30, 1997, and the exchange ratio of 1.41 shares of UST Common Stock for each share of AFCB Common Stock. The excess of the par value of the UST Common Stock to be issued over the par value of the AFCB Common Stock to be acquired has been charged to Additional paid-in-capital. The Stockholders' investment accounts of AFCB reflect the retirement of AFCB Treasury Stock ($3.4 million) upon consummation of the AFCB acquisition through a charge to surplus.

NOTE 3:

      UST classifies its investments in debt and equity securities as "Securities Available for Sale" in accordance with the provisions of Statement of Financial Accounting Standards No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Accordingly, such securities are carried at fair value, with unrealized gains and losses reported as a separate component of Stockholders' investment. It is anticipated that, in order to maintain UST's existing interest rate risk position, the securities in the AFCB and Somerset portfolios which are designated as Held-to-Maturity, and are carried at cost adjusted for the amortization of premium and accretion of discount, will be redesignated as Available-for-Sale upon consummation of the acquisitions. At September 30, 1997, the Available-for-Sale designation would add approximately $1.2 million and $11 thousand, respectively, to the Stockholders' investment accounts of AFCB and Somerset. The effect of the fair-value adjustments have not been reflected in the accompanying Unaudited Pro Forma Condensed Combining Balance Sheet since the actual amount of any unrealized gains or losses at consummation is subject to market conditions and other factors and may vary significantly from the balance reported at September 30, 1997.

NOTE 4:

      Pro forma earnings per share amounts in the accompanying Unaudited Pro Forma Condensed Combined Statements of Income are based on the weighted average number of common shares of the constituent companies outstanding during each period as specified in the respective Affiliation Agreements.